UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2016

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York 10013

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01	Terms Agreement, dated April 27, 2016, among Citigroup Inc. (the “Company”) and the underwriters named therein, relating to the offer and sale of the Company’s Floating Rate Notes due May 4, 2021.

4.01	Form of DTC Note for the Company’s Floating Rate Notes due May 4, 2021.

4.02	Form of International Note for the Company’s Floating Rate Notes due May 4, 2021.

4.03	Agency Agreement, dated May 4, 2016, between the Company and Citibank, N.A.

5.01	Opinion of Barbara Politi, Esq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2016	CITIGROUP INC.

	By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary

Exhibit Index

Exhibit No.	Description

1.01	Terms Agreement, dated April 27, 2016, among Citigroup Inc. (the “Company”) and the underwriters named therein, relating to the offer and sale of the Company’s Floating Rate Notes due May 4, 2021.

4.01	Form of DTC Note for the Company’s Floating Rate Notes due May 4, 2021.

4.02	Form of International Note for the Company’s Floating Rate Notes due May 4, 2021.

4.03	Agency Agreement, dated May 4, 2016, between the Company and Citibank, N.A.

5.01	Opinion of Barbara Politi, Esq.

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